Other Expense, Net (Tables)	12 Months Ended
Dec. 31, 2021
Other Expense, Net [Abstract]
Schedule of condensed consolidated statements of operations and comprehensive loss
	December 31,
	2021	2020
Other expense, net:
Interest income	$7	$168
Change in fair value of derivative and warrant liability	(4,920)	(1,806)
Loss on extinguishment of convertible note	—	(3,775)
Other expense, net	(502)	17
Total other expense, net	$(5,415)	$(5,396)